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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                  July 3, 2002




                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




   Delaware                     333-60778                  75-2795365
(State or Other                (Commission               (I.R.S. Employer
Jurisdiction of                File Number)            Identification No.)
 Incorporation)



                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS AND FD DISCLOSURE

         On July 3, 2002, Dresser, Inc., a Delaware corporation, announced it modified its corporate structure by inserting a Delaware holding company and two Bermuda holding companies between its existing shareholders and Dresser, Inc. The former direct shareholders of the Dresser, Inc. collectively hold the entire shares of Dresser, Ltd., a Bermuda corporation, in proportion to their prior direct ownership interest in Dresser, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following Exhibits are filed herewith

                  99.1     Press Release.



                                       2
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                                   SIGNATURES



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                           DRESSER, INC.


Date:  July 3, 2002                 By:  /s/   Patrick M. Murray
     -------------------                 --------------------------------------
                                               Patrick M. Murray
                                           President, Chief Executive Officer



                                         /s/   James A. Nattier
                                         --------------------------------------
                                               James A. Nattier
                                           Executive Vice President
                                              Chief Financial Officer



                                         /s/   Dale B. Mikus
                                         --------------------------------------
                                               Dale B. Mikus
                                           Vice President - Finance and
                                             Chief Accounting Officer



                                       3
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                                  EXHIBIT INDEX




EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1                    Press Release.